Exhibit 99.1

Atomera Provides Fourth Quarter and Fiscal 2025 Results

LOS GATOS, Calif. Feb. 12, 2026 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the fourth quarter and fiscal year ended December 31, 2025.

Recent Company Highlights

•	Achieved technical breakthrough demonstrating manufacturability of MST on Gate-All-Around structures

•	First commercial customer running wafers on GaN with MST

•	GaN-on-Silicon concept paper advances to proposal phase in Power America funding program

Management Commentary

“The results we are seeing with MST for GAA transistors are inspiring and together with our OEM partner we are presenting groundbreaking results to some of the most demanding customers in the industry. We also have a top 20 semiconductor company running wafers on GaN, demonstrating industry pull for the innovative work that, up to now, we have done in university and government labs,” said Scott Bibaud, President and CEO. “From bleeding edge transistors to enabling new materials to run next generation data centers, Atomera is providing innovations that are in high demand for today’s markets.”

Financial Results

The Company incurred a net loss of ($4.4) million, or ($0.14) per basic and diluted share in the fourth quarter of 2025, compared to a net loss of ($5.6) million, or ($0.17) per basic and diluted share, for the third quarter of 2025, and a net loss of ($4.7) million, or ($0.16) per basic and diluted share, for the fourth quarter of 2024. Adjusted EBITDA (a non-GAAP financial measure) in the fourth quarter of 2025 was a loss of ($3.3) million compared to an adjusted EBITDA loss of ($4.4) million in the third quarter of 2025 and ($3.9) million in the fourth quarter of 2024.

For fiscal year 2025, revenue was $65,000, compared with $135,000 in fiscal 2024. Net loss was ($20.2) million, or ($0.65) per basic and diluted share for fiscal 2025, compared to ($18.4) million, or ($0.68) per basic and diluted share in fiscal 2024. Adjusted EBITDA for fiscal 2025 was a loss of ($16.1) million compared to an adjusted EBITDA loss of ($15.4) million in fiscal 2024.

The Company had $19.2 million in cash, cash equivalents and short-term investments as of December 31, 2025, compared to $26.8 million as of December 31, 2024.

The total number of shares outstanding was 32.4 million as of December 31, 2025.

Fourth Quarter and Fiscal Year 2025 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Thursday, Feb. 12, 2026

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

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Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stockbased compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarlytitled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap. More information can be found at www.atomera.com.

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues thus subjecting us to all the risks inherent in an early-stage enterprise; (2) the risk that licensees or JDA customers do not advance to royalty-based manufacturing and distribution licenses; (3) our ability to add other licensees and/or JDA customers; (4) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (5) our ability to protect our proprietary technology, trade secrets and knowhow and (6) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on March 4, 2025. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

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Atomera Incorporated

Balance Sheets

(in thousands, except per share data)

	December 31,	December 31,
	2025	2024
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$19,210	$25,778
Short-term investments	–	995
Accounts receivable	–	6
Interest receivable	54	73
Prepaid expenses and other current assets	338	240
Total current assets	19,602	27,092

Property and equipment, net	60	59
Long-term prepaid maintenance and supplies	–	91
Security deposit	14	14
Operating lease right-of-use asset	884	280
Financing lease right-of-use asset	533	1,588

Total assets	$21,093	$29,124

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$608	$492
Accrued expenses	168	239
Accrued payroll related expenses	650	1,328
Current operating lease liability	147	260
Current financing lease liability	420	1,253
Deferred revenue	7	4
Total current liabilities	2,000	3,576

Long-term operating lease liability	712	22
Long-term financing lease liability	–	449

Total liabilities	2,712	4,047

Commitments and contingencies	–	–

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding at December 31, 2025 and December 31, 2024	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 32,354 and 30,540 shares issued and outstanding as of December 31, 2025 and December 31, 2024, respectively;	32	31
Additional paid-in capital	260,043	246,565
Other comprehensive income	–	1
Accumulated deficit	(241,694)	(221,520)
Total stockholders’ equity	18,381	25,077
Total liabilities and stockholders’ equity	$21,093	$29,124

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Atomera Incorporated

Statements of Operations

(in thousands, except per share data)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2025	2025	2024	2025	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue	$50	$11	$23	$65	$135
Cost of revenue	(131)	(128)	(13)	(321)	(123)
Gross margin	(81)	(117)	10	(256)	12

Operating expenses
Research and development	2,740	3,304	2,823	12,303	11,029
General and administrative	1,505	2,165	1,811	7,806	7,266
Selling and marketing	286	207	248	758	1,053
Total operating expenses	4,531	5,676	4,882	20,867	19,348

Loss from operations	(4,612)	(5,793)	(4,872)	(21,123)	(19,336)

Other income (expense)
Interest income	195	232	213	931	779
Accretion income	–	–	26	6	178
Other income, net	1	–	1	72	73
Interest expense	(9)	(12)	(25)	(60)	(129)
Total other income (expense), net	187	220	215	949	901

Net loss	(4,425)	$(5,573)	(4,657)	(20,174)	(18,435)

Net loss per common share, basic and diluted	(0.14)	$(0.17)	(0.16)	(0.65)	(0.68)

Weighted average number of common shares outstanding, basic and diluted	31,590	31,128	28,934	30,844	27,217

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Atomera Incorporated

Reconciliation to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
	2025	2025	2024	2025	2024
Net loss (GAAP)	$(4,425)	$(5,573)	$(4,657)	$(20,174)	$(18,435)
Depreciation and amortization	13	11	12	48	54
Stock-based compensation	1,334	1,342	949	4,963	3,867
Interest income	(195)	(232)	(213)	(931)	(779)
Accretion income	–	–	(26)	(6)	(178)
Other income, net	(1)	–	(1)	(72)	(73)
Interest expense	9	12	25	60	129
Net loss non-GAAP Adjusted EBITDA	$(3,265)	$(4,440)	$(3,911)	$(16,112)	$(15,415)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

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